SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): January 15, 2004

ZIMMER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

345 East Main Street, Warsaw, Indiana 46580
(Address of principal executive offices)

Registrant’s telephone number, including area code: 574/267-6131

Former name or former address, if changed since last report: N/A

SIGNATURE
Press Release

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99(a)	Press Release, dated January 15, 2004, issued by the Registrant

ITEM 12. Results of Operations and Financial Condition

     On January 15, 2004, Zimmer Holdings, Inc. (the “Registrant”) issued a press release announcing that it expects its fourth quarter 2003 performance to exceed expectations. The Registrant’s press release is attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

     The press release furnished herewith uses the non-GAAP financial measure of earnings per share (“EPS”), excluding the effect of certain items. The Registrant’s non-GAAP EPS financial measure is forward-looking and the specific items that are excluded from, and result in, the Registrant’s non-GAAP EPS financial measure are identified as such in the press release. The Registrant believes that this non-GAAP EPS financial measure presented with these adjustments best reflect the Registrant’s ongoing performance and business operations during the periods presented and are more useful to investors for comparative purposes. In addition, the Registrant uses the non-GAAP EPS financial measure as a guide in its budgeting and long-range planning processes.

     The presentation of this non-GAAP EPS financial measure is intended to supplement investors’ understanding of the Registrant’s operating performance. This non-GAAP EPS financial measure is not comparable, nor is it intended to replace, EPS calculated and presented in accordance with GAAP. This non-GAAP financial measure may not be comparable to similar measures used by other companies.

     The Registrant’s GAAP EPS for the periods presented is not currently determinable because specific items, including acquisition and integration costs relating to the Registrant’s recent acquisition of Centerpulse AG and in-process R&D write-offs and inventory step-up, which were excluded in the non-GAAP EPS financial measure described above, are not expected to be finalized until the Registrant announces its quarter and full-year results in February. This information will be important in determining GAAP EPS. As a result, a reconciliation of the estimated non-GAAP EPS financial measure and GAAP EPS cannot be performed without unreasonable effort. The Registrant will provide GAAP EPS and a reconciliation to the actual non-GAAP EPS financial measure in connection with its press release detailing its quarter and full-year results which will be made available on February 9, 2004, after the close of the New York Stock Exchange.

     The Registrant is furnishing the information contained in this report, including the Exhibit, pursuant to Item 12 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibit.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIMMER HOLDINGS, INC.

Dated: January 15, 2004

	By:	/s/ David C. Dvorak David C. Dvorak Executive Vice President, Corporate Services and Chief Counsel

3